Exhibit 10.34

EXECUTION

AMENDMENT NO. 2
TO THIRD AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

Amendment No. 2 to Third Amended and Restated Master Repurchase Agreement, dated as of October 27, 2020 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”), ALPINE SECURITIZATION LTD (“Alpine” and a “Buyer”) and other Buyers from time to time party to the Master Repurchase Agreement (collectively, the “Buyers”), QUICKEN LOANS, LLC (f/k/a QUICKEN LOANS INC.) (“Quicken Loans” and a “Seller”) and ONE REVERSE MORTGAGE, LLC (“One Reverse” and a “Seller”, and together with Quicken Loans, the “Sellers”).
RECITALS
The Administrative Agent, Buyers and the Sellers are parties to that certain Third Amended and Restated Master Repurchase Agreement, dated as of May 24, 2017 (as amended, restated, supplemented or otherwise modified from time to time other than by this Amendment, the “Existing Master Repurchase Agreement”; and as amended by this Amendment, the “Master Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Master Repurchase Agreement.
The Administrative Agent, the Buyers and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Master Repurchase Agreement.
Accordingly, the Administrative Agent, the Buyers and the Sellers hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:
SECTION 1.Definitions. Section 2 of the Existing Master Repurchase Agreement is hereby amended by:
1.1deleting the definitions of “Custodial Agreement”, “Electronic Tracking Agreement”, “Executive Management”, “Records”, “Responsible Officer” and “Servicer” in their entirety and replacing them with the following:
“Custodial Agreement” means the second amended and restated custodial agreement dated as of October 27, 2020, among Sellers, Administrative Agent, Buyers and Custodian as the same may be amended, restated, supplemented or otherwise modified from time to time.
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“Electronic Tracking Agreement” means one or more Electronic Tracking Agreements with respect to (x) the tracking of changes in the ownership, mortgage servicers and servicing rights ownership of Purchased Mortgage Loans held on the MERS System, and (y) the tracking of the Control of eNotes held on the MERS eRegistry, each in a form acceptable to Administrative Agent.
“Executive Management” means, with respect to any Person, such Person’s chairman of the board of directors, chief executive officer, president, treasurer and chief financial officer/controller.
“Records” means all instruments, agreements and other books, records, and reports and data generated by other media for the storage of information maintained by Sellers or any other person or entity with respect to a Purchased Mortgage Loan. Records shall include the Mortgage Notes, any Mortgages, the Mortgage Files, the credit files related to the Purchased Mortgage Loan and any other instruments necessary to document or service a Mortgage Loan; provided that the “Records” of an eMortgage Loan include the eMortgage Loan’s related Electronic Records, including the related eNote, rather than their paper equivalents.
“Responsible Officer” means as to any Person, the chief executive officer or, with respect to financial matters, the chief financial officer or treasurer of such Person.
“Servicer” means (a) with respect to Quicken Loans, Quicken Loans, any interim servicer for correspondent loans, or any other servicer or subservicer approved by Administrative Agent in its sole discretion and (b) with respect to One Reverse, One Reverse, Reverse Mortgage Solutions, Inc., any interim servicer for correspondent loans, or any other servicer or subservicer approved by Administrative Agent in its sole discretion.
1.2 adding the following new definitions in their proper alphabetical order:
“Agency-Required eNote Legend” means the legend or paragraph required by Fannie Mae or Freddie Mac, as applicable, to be set forth in the text of an eNote, which includes the provisions set forth on Exhibit A to the Custodial Agreement, as may be amended from time to time by Fannie Mae or Freddie Mac, as applicable.
“Authoritative Copy” means, with respect to an eNote, the unique copy of such eNote that is within the Control of the Controller.
“Control” means, with respect to an eNote, the “control” of such eNote within the meaning of UETA and/or, as applicable, E-Sign, which is established by reference to the MERS eRegistry and any party designated therein as the Controller.
“Control Failure” means, with respect to an eNote, (i) if the Controller status of the eNote shall not have been transferred to Administrative Agent, (ii) Administrative Agent shall otherwise not be designated as the Controller of such eNote in the MERS

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eRegistry as a result of an unauthorized Transfer of Control in contravention of the terms of this Agreement (other than pursuant to a Bailee Letter, a Request for Release of Documents, or Administrative Agent’s written request or instruction), (iii) if the eVault shall have released the Authoritative Copy of an eNote in contravention of the requirements of the Custodial Agreement, or (iv) if the Custodian initiated any changes on the MERS eRegistry in contravention of the terms of the Custodial Agreement.
“Controller” means, with respect to an eNote, the party designated in the MERS eRegistry as the “Controller”, and who in such capacity shall be deemed to be “in control” or to be the “controller” of such eNote within the meaning of UETA or E-Sign, as applicable.
“Delegatee” means, with respect to an eNote, the party designated in the MERS eRegistry as the “Delegatee” or “Delegatee for Transfers”, and in such capacity is authorized by the Controller to perform certain MERS eRegistry transactions on behalf of the Controller such as Transfers of Control and Transfers of Control and Location.
“Electronic Agent” means MERSCORP Holdings, Inc., or its successor in interest or assigns.
“Electronic Record” means, as the context requires, (i) “Record” and “Electronic Record,” both as defined in E-Sign, and shall include but not be limited to, recorded telephone conversations, fax copies or electronic transmissions, including without limitation, those involving the Warehouse Electronic System, and (ii) with respect to an eMortgage Loan, the related eNote and all other documents comprising the Mortgage File electronically created and that are stored in an electronic format, if any.
“eMortgage Loan” means a Mortgage Loan that is a Conforming Mortgage Loan (other than an FHA Loan or VA Loan) with respect to which there is an eNote and as to which some or all of the other documents comprising the related Mortgage File may be created electronically and not by traditional paper documentation with a pen and ink signature.
“eNote” means, with respect to any eMortgage Loan, the electronically created and stored Mortgage Note that is a Transferable Record.
“eNote Delivery Requirement” shall have the meaning set forth in Section 3(c) hereof.
“eNote Replacement Failure” shall have the meaning set forth in the Custodial Agreement.
“E-Sign” means the federal Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq., as amended from time to time.

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“eVault” means an electronic repository established and maintained by Custodian for delivery and storage of eNotes.
“Hash Value” means, with respect to an eNote, the unique, tamper-evident digital signature of such eNote that is stored in the MERS eRegistry.
“Location” means, with respect to an eNote, the location of such eNote which is established by reference to the MERS eRegistry.
“Master Servicer Field” means, with respect to an eNote, the field entitled, “Master Servicer” in the MERS eRegistry.
“MERS eDelivery” means the transmission system operated by the Electronic Agent that is used to deliver eNotes, other Electronic Records and data from one MERS eRegistry member to another using a system-to-system interface and conforming to the standards of the MERS eRegistry.
“MERS eRegistry” means the electronic registry operated by the Electronic Agent that acts as the legal system of record that identifies the Controller and Location of the Authoritative Copy of registered eNotes and the Delegatee and the Master Servicer Field and Subservicer Field (if any) with respect thereto.
“MERS Org ID” means a number assigned by the Electronic Agent that uniquely identifies MERS members, or, in the case of a MERS Org ID that is a “Secured Party Org ID”, uniquely identifies MERS eRegistry members, which assigned numbers for each of Administrative Agent, Seller and Custodian have been provided to the parties hereto.
“MERS System” means the mortgage electronic registry system operated by the Electronic Agent that tracks changes in Mortgage ownership, mortgage servicers and servicing rights ownership.
“Subservicer Field” means, with respect to an eNote, the field entitled “Subservicer” in the MERS eReigstry.
“Transfer of Control” means, with respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Controller of such eNote.
“Transfer of Control and Location” means, with respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Controller and Location of such eNote.
“Transfer of Location” means, with respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Location of such eNote.
“Transfer of Servicing” means, with respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Master Servicer Field or Subservicer Field of such eNote.

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“Transferable Record” means an Electronic Record under E-Sign and UETA that (i) would be a note under the Uniform Commercial Code if the Electronic Record were in writing, (ii) the issuer of the Electronic Record has expressly agreed is a “transferable record”, and (iii) for purposes of E-Sign, relates to a loan secured by real property.
“UETA” means the Uniform Electronic Transactions Act, as adopted in the state where the Mortgaged Property is located, and as may be supplemented, amended or replaced from time to time, any applicable state or local equivalent or similar laws and regulations, and any rules, regulations and guidelines promulgated under any of the foregoing.
“Unauthorized Master Servicer or Subservicer Modification” means, with respect to an eNote, an unauthorized Transfer of Location, an unauthorized Transfer of Servicing or an unauthorized change in any other information, status or data, including, without limitation, a change of the Master Servicer Field or Subservicer Field with respect to such eNote on the MERS eRegistry, initiated by the Seller, any Servicer or a vendor of either of them, in each case in contravention of the terms of this Agreement; provided that the Location status of such eNote may be transferred pursuant to (i) a Bailee Letter, (ii) a Request for Release of Documents or (iii) Administrative Agent’s written request or instruction.
“Warehouse Electronic System” means the system utilized by Administrative Agent, either directly or through its vendors, and which may be accessed by Sellers in connection with delivering and obtaining information and requests in connection with the Program Agreements.
SECTION 2.eNote Delivery Requirements. Section 3(c) of the Existing Master Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:
c.    Notwithstanding anything in any of the Program Documents to the contrary, with respect to any eMortgage Loan and any requirements to deliver the portion of any Mortgage File or any Records with respect to any eMortgage Loan that is an Electronic Record (including, without limitation, pursuant to Section 3.e, 3.f, 4.a, 4.b or 10.b), the applicable Seller shall deliver to Custodian each of Administrative Agent’s and the applicable Seller’s MERS Org IDs, and shall cause (i) the Authoritative Copy of the related eNote to be delivered to the eVault via a secure electronic file, (ii) the Controller status of the related eNote to be transferred to Administrative Agent, (iii) the Location status of the related eNote to be transferred to Custodian, (iv) the Delegatee status of the related eNote to be transferred to Custodian, in each case using MERS eDelivery and the MERS eRegistry and (v) the Master Servicer Field status of the related eNote to be the applicable Seller, in each case using MERS eDelivery and the MERS eRegistry (collectively, the “eNote Delivery Requirements”). Compliance with the eNote Delivery Requirements shall constitute physical delivery of the original signed eNote to, and physical possession of the original signed eNote by, the Custodian on behalf of Administrative Agent and the Buyers at the Location and Control of the eNote by

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Administrative Agent on behalf of Administrative Agent and the Buyers for all purposes under the Program Documents.
SECTION 3.eNote Re-delivery Requirements. Section 4 of the Existing Master Repurchase Agreement is hereby amended by adding the following new paragraph at the end thereof:
c.    Whenever under the Program Documents Administrative Agent, any Buyer or any Repledgee is required or permitted to transfer or release Purchased Mortgage Loans back to any Seller or its designee or to deliver (including delivering physical possession) any Mortgage File or any Records to any Seller in connection with a transfer of Purchased Mortgage Loans back to any Seller or its designee, with respect to eMortgage Loans, and any related requirements to deliver the portion of any Mortgage File or any Records with respect to any eMortgage Loan that is an Electronic Record (including, without limitation, pursuant to Sections 4.a, 4.b or 8), Administrative Agent shall, as directed by the applicable Seller, cause (i) the Controller status of the related eNote to be transferred to the applicable Seller or its designee and (ii) the Location status of the related eNote to be transferred to the Person designated by the applicable Seller (which may include Custodian, the applicable Seller or its designee), and the applicable Seller shall cause (x) the Delegatee status of the related eNote to be transferred to the Person designated by the applicable Seller (which may include Custodian, the applicable Seller or its designee), and (y) the Master Servicer Field or Subservicer Field, as applicable, status of the related eNote to be transferred to Person designated by the applicable Seller, in each case using MERS eDelivery and the MERS eRegistry. Compliance with these requirements shall constitute physical delivery of the original signed eNote to, and physical possession of the original signed eNote by, the Person at the designated Location and Control of the eNote by the person designated by the Seller as the Controller for all purposes under the Program Documents. Upon such transfer of the Mortgage Loans back to the applicable Seller or its designee, ownership of each Mortgage Loan, including each document in the related Mortgage File and Records, is vested in the applicable Seller or such designee.
SECTION 4.Security Interest. Section 8 of the Existing Master Repurchase Agreement is hereby amended by deleting the first paragraph of such Section in its entirety and replacing it with the following:
On each Purchase Date, the applicable Seller hereby sells, assigns and conveys all rights and interests in the Purchased Mortgage Loans identified on the related Mortgage Loan Schedule and the related Repurchase Assets to Administrative Agent for the benefit of Buyers. Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, and in any event, each Seller hereby pledges to Administrative Agent as security for the performance of Sellers’ Obligations and hereby grants, assigns and pledges to Administrative Agent a fully perfected first priority security interest in Sellers’ right, title and interest in and to the Purchased Mortgage Loans, any Agency Security or right to receive such Agency Security when issued, in each case, only to the extent specifically backed by Purchased Mortgage Loans, the Records, and all related Servicing Rights, the

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Program Agreements (to the extent such Program Agreements and each Seller’s right thereunder relate to the Purchased Mortgage Loans), any related Take-Out Commitments, any Property of any Seller (to the extent such Property relates to the Purchased Mortgage Loans), all insurance policies and insurance proceeds relating to any Purchased Mortgage Loan or the related Mortgaged Property, including, but not limited to, any payments or proceeds under any related primary insurance, hazard insurance and FHA Mortgage Insurance Contracts, VA Loan Guaranty Agreements and Rural Housing Service Guaranty agreements (if any), Income, the Collection Account, Interest Rate Protection Agreements, accounts (including any interest of any Seller in escrow accounts) and any other contract rights, instruments, accounts, payments, rights to payment (including payments of interest or finance charges), general intangibles and other assets of any Seller, to the extent that the same relates to the Purchased Mortgage Loans (including, without limitation, any other accounts) or any interest in the Purchased Mortgage Loans, and any proceeds (including the related securitization proceeds) and distributions with respect to any of the foregoing and any other property, rights, title or interests as are specified on a Transaction Request and/or Trust Receipt and Certification, in all instances, whether now owned or hereafter acquired, now existing or hereafter created (collectively, the “Repurchase Assets”). Each Seller agrees to execute, deliver and/or file such documents and perform such acts as may be reasonably necessary to fully perfect Administrative Agent’s security interest created hereby. Furthermore, each Seller hereby authorizes the Administrative Agent to file financing statements relating to the Repurchase Assets, as the Administrative Agent, at its option, may deem appropriate. The Sellers shall pay the filing costs for any financing statement or statements prepared pursuant to this Section. Notwithstanding anything herein to the contrary, unless an Event of Default shall have occurred and be continuing, upon a Seller’s payment of the Repurchase Price to Administrative Agent, (i) any security interest of Administrative Agent in the related Mortgage Loan and in any proceeds thereof shall be released by Administrative Agent on behalf of Buyers, and (ii) with respect to any eMortgage Loan, the Administrative Agent shall initiate a Transfer of Location and a Transfer of Control of the eNotes and Delegatee and Master Servicer Field or Subservicer Field, as applicable, status with respect thereto as may be directed by the applicable Seller or its designees. Upon a Seller’s written request, Administrative Agent shall take such actions as may be reasonably necessary to evidence any such termination of a security interest in the related Mortgage Loan.
SECTION 5.Records. Subsection 14.k(3) of the Existing Master Repurchase Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:
(3)    Upon reasonable advance written notice from Custodian or Administrative Agent, Sellers shall (x) make any and all such Records available to Custodian and Administrative Agent to examine any such Records, either by its own officers or employees, or by agents or contractors, or both, and make copies of all or any portion thereof, and (y) permit Administrative Agent or its authorized agents to discuss the affairs, finances and accounts of each Seller with its chief operating officer and chief

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financial officer or treasurer and to discuss the affairs, finances and accounts of such Seller with its independent certified public accountants (which shall only be done in the presence of such Seller’s controller or other officer designated by such Seller, which Person such Seller shall make available to Administrative Agent).
SECTION 6.Defaults. Subsection 15.i of the Existing Master Repurchase Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:
i.    Failure to Transfer. The applicable Seller fails to transfer the Purchased Mortgage Loans to Administrative Agent for the benefit of the applicable Buyer on the applicable Purchase Date (provided the Administrative Agent, on behalf of the applicable Buyer, has tendered the related Purchase Price). For the avoidance of doubt, a “transfer” will be deemed to have occurred if the Custodian has certified its possession of a Mortgage File or, in the case of Wet-Ink Mortgage Loans, any Mortgage Loan information, or, in the case of a Purchased Mortgage Loan that is an eMortgage Loan, that the eNote is in the eVault as evidenced by the Location status of the eNote reflecting Custodian’s MERS Org ID and the Controller status of the eNote reflects Administrative Agent’s MERS Org ID.
SECTION 7.Reports. Section 17 of the Existing Master Repurchase Agreement is hereby amended by: (i) deleting the “and” at the end of subsection (a)(8)(k) and (ii) adding the following new subsection (a)(8)(l) at the end thereof:
(l)    upon Sellers becoming aware of any Control Failure with respect to a Purchased Mortgage Loan that is an eMortgage Loan or any eNote Replacement Failure; and

SECTION 8.Notices. Section 20 of the Existing Master Repurchase Agreement is hereby amended by deleting the Sellers’ notice information in their entirety and replacing them with the following:
If to Quicken Loans:

Quicken Loans Inc.
1050 Woodward Avenue
Detroit, Michigan 48226-1906
Attention: Rob Wilson
Phone Number: (313) 782-9165
Fax Number: (855) 655-0205
Email: RobWilson@quickenloans.com
with a copy to:

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Quicken Loans Inc.
1050 Woodward Avenue
Detroit, Michigan 48226-1906
Attention: Angelo V. Vitale
Phone Number: (313) 373-7556
Fax Number: (877) 380-4045
Email:AngeloVitale@quickenloans.com
If to One Reverse:
    One Reverse Mortgage, LLC
660 Woodward Avenue, 5th Floor
Detroit, Michigan 48226
Attention: Jay Farner
Phone Number: (313) 545-0680
Fax Number: (855) 655-0205
Email: JayFarner@quickenloans.com

with a copy to:

Quicken Loans Inc.
1050 Woodward Avenue
Detroit, Michigan 48226-1906
Attention: Angelo V. Vitale
Phone Number: (313) 373-7556
Fax Number: (877) 380-4045
Email:AngeloVitale@quickenloans.com
SECTION 9.Representations and Warranties with Respect to Purchased Mortgage Loans. Schedule 1 to the Existing Master Repurchase Agreement is hereby amended by:
9.1deleting paragraph (f) in its entirety and replacing it with the following:
(f)    Original Terms Unmodified. The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments or Electronic Records which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of Buyers. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File or a related Electronic Record and the terms of which are reflected in the Mortgage Loan Schedule; the substance of any such waiver, alteration or modification has been approved by the issuer of any related primary mortgage insurance policy and title insurance policy, to the extent required by the related policies.
9.2 adding the following new paragraphs at the end thereof:

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(ttt)    eNote Legend. If the Mortgage Loan is an eMortgage Loan, the related eNote contains the Agency-Required eNote Legend.
(uuu)    eNotes. With respect to each eMortgage Loan, the related eNote satisfies all of the following criteria:
i.the eNote bears a digital or electronic signature;
ii.the Hash Value of the eNote indicated in the MERS eRegistry matches the Hash Value of the eNote as reflected in the eVault;
iii.there is a single Authoritative Copy of the eNote, as applicable and within the meaning of Section 9-105 of the UCC or Section 16 of the UETA or Section 7021 of E-Sign, as applicable, that is held in the eVault;
iv.the Location status of the eNote on the MERS eRegistry reflects the MERS Org ID of the Custodian;
v.the Controller status of the eNote on the MERS eRegistry reflects the MERS Org ID of Administrative Agent;
vi.the Delegatee status of the eNote on the MERS eRegistry reflects the MERS Org ID of Custodian;
vii.the Master Servicer Field status of the eNote on the MERS eRegistry reflects the MERS Org ID of the applicable Seller until being changed in connection with a Transfer of Control to a Seller, a Take Out Investor or a designee of Seller;
viii.the Subservicer Field status of the eNote on the MERS eRegistry (i) reflects, if there is a third-party subservicer, such subservicer’s MERS Org ID or (ii) if there is not a subservicer, is blank;
ix.there is no Control Failure, eNote Replacement Failure or Unauthorized Master Servicer or Subservicer Modification with respect to such eNote;
x.the eNote is a valid and enforceable Transferable Record or comprises “electronic chattel paper” within the meaning of the UCC;
xi.there is no defect with respect to the eNote that would result in Administrative Agent having less than full rights, benefits and defenses of “Control” (within the meaning of the UETA or the UCC, as applicable) of the Transferable Record;

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xii.the single Authoritative Copy of the eNote is maintained electronically and has not been papered-out, nor is there another paper representation of such eNote; and
xiii.Seller has complied in all material respects with the rules and procedures of MERS in connection with the servicing of all Purchased Mortgage Loans that are registered with MERS and, with respect to Purchased Mortgage Loans that are eMortgage Loans, the maintenance of the related eNotes on the MERS eRegistry for as long as such Purchased Mortgage Loans are so registered.
SECTION 10.Authorized Representatives. Schedule 2 to the Existing Master Repurchase Agreement is hereby amended by deleting the Sellers’ Authorized Representatives in their entirety and replacing them with Annex A hereto.
SECTION 11.Litigation Schedule. Schedule 3 to the Existing Master Repurchase Agreement is hereby amended by deleting such schedule in its entirety and replacing it with Annex B hereto.
SECTION 12.Executive Management and Offices. Schedule 4 to the Existing Master Repurchase Agreement is hereby amended by deleting such schedule in its entirety and replacing it with Annex C hereto.
SECTION 13.Notice of Additional Buyer. Exhibit L to the Existing Master Repurchase Agreement is hereby amended by deleting Sellers’ addresses therein and replacing them with the following:
To:    Quicken Loans, LLC
1050 Woodward Avenue
Detroit, Michigan 48226-1906
Attention: Rob Wilson

    One Reverse Mortgage, LLC
660 Woodward Ave., 5th Floor
Detroit, Michigan 48226
Attention: Jay Farner
SECTION 14.Effectiveness of Amendment. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:
14.1Delivered Documents. On the Amendment Effective Date, the Administrative Agent on behalf of Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:
(a)this Amendment, executed and delivered by duly authorized officers, as applicable, of the Administrative Agent, Buyers and Sellers;

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(b)Second Amended and Restated Custodial Agreement, executed and delivered by duly authorized officers, as applicable, of Administrative Agent, Buyers, Sellers, and Deutsche Bank National Trust Company;

(c)Addendum to Amended and Restated Electronic Tracking Agreement for eNotes, executed and delivered by duly authorized officers of Administrative Agent and the applicable Seller, and to be executed and delivered by duly authorized officers of MERSCORP Holdings, Inc. and Mortgage Electronic Registrations Systems, Inc.; and

(d)such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 15.Representations and Warranties. Each Seller hereby represents and warrants to the Administrative Agent and Buyers that it is in compliance with all the terms and provisions set forth in the Master Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Master Repurchase Agreement.
SECTION 16.Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.
SECTION 17.Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in a Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, UETA and any applicable state law.  Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers with appropriate document access tracking, electronic signature tracking and document retention as may be approved by the Administrative Agent in its sole discretion, including but not limited to DocuSign.
SECTION 18.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 19.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE

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STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Administrative Agent:    CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

By: /s/ Margaret Dellafra
Name: Margaret Dellafera
Title: Vice President

Buyers:    CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By: /s/ Margaret Dellafera
Name: Margaret Dellafera
Title: Vice President
By: /s/ Ernset Calabrese
Name: Ernset Calabrese
Title: Authorized Signatory

ALPINE SECURITIZATION LTD, by Credit Suisse AG, New York Branch as Attorney-in-Fact
By: /s/ Elie Chau
Name: Elie Chau
Title: Vice President
By: /s/ Patrick Duggan
Name: Patrick Duggan
Title: Vice President
Signature Page to Amendment No. 2 to Third Amended and Restated Master Repurchase Agreement
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Sellers:    ONE REVERSE MORTGAGE, LLC

DocuSigned by:
/s/ Tim Birkmeier
1FC6D83004DC4B1
Name: Tim Birkmeier
Title: Manager

    QUICKEN LOANS, LLC (F/K/A QUICKEN LOANS INC.)

DocuSigned by:
/s/ Robert P. Wilson
CC8E16884306485
Name: Rob Wilson
Title: Treasurer
Signature Page to Amendment No. 2 to Third Amended and Restated Master Repurchase Agreement
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ANNEX A
AUTHORIZED REPRESENTATIVES
QUICKEN LOANS NOTICES

Name: Rob Wilson Telephone: (313) 782-9165 Facsimile: (855) 655-0205 Email: RobWilson@quickenloans.com	Address: Quicken Loans, LLC 1050 Woodward Avenue Detroit, Michigan 48226-1906
SELLER AUTHORIZATIONS
Any of the persons whose names and titles appear below are authorized, acting singly, to act for Quicken Loans under this Agreement:

Name	Title	Signature
Jay Farner	Chief Executive Officer
Robert Walters	President and COO
Amy Bishop	EVP, Secretary and General Counsel
Robert Wilson	Treasurer	DocuSigned by: /s/ Robert P. Wilson CC8E16884306485
Heather Lovier	Executive Vice President
William Banfield	Chief Risk Officer & Executive Vice President
Tim Birkmeier	Chief Revenue Officer and Vice President of Mortgage Banking
Jennifer (Becky) Vosler	Director, Treasury Operations
Julie Erhardt	Team Leader, Treasury Systems
Rachel Volpe	Team Leader, Treasury Operations
Chris Floros	Senior Treasury Manager
Renee Jones	Senior Treasury Operations Analyst
Sarah Holtz	Senior Treasury Operations Analyst
Daniel Mahoney	Team Captain, Treasury Ops

Annex A-1
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QUICKEN LOANS AUTHORIZED REPRESENTATIVES

Jay Farner	Chief Executive Officer
Robert Williams	President and COO
Amy Bishop	EVP, Secretary and General Counsel
Robert Wilson	Treasurer
Heather Lovier	Executive Vice President
William Banfield	Chief Risk Officer & Executive Vice President
Tim Birkmeier	Chief Revenue Officer and Vice President of Mortgage Banking	DocuSigned by: /s/ Tim Birkmeier 1FC6D83004DC4B1
Jennifer (Becky) Vosler	Director, Treasury Operations
Julie Erdhardt	Team Leader, Treasury Systems
Rachel Volpe	Team Leader, Treasury Operations
Chris Floros	Senior Treasury Manager
Renee Jones	Senior Treasury Operations Analyst
Sarah Holtz	Senior Treasury Operations Analyst
Daniel Mahoney	Team Captain, Treasury Ops

Annex A-2
LEGAL02/38744726v11

ONE REVERSE NOTICES

Name: Jay Farner Telephone: (313) 545-6080 Facsimile: (855) 655-0205 Email: JayFarner@quickenloans.com	Address: One Reverse Mortgage, LLC 660 Woodward Avenue 5th Floor Detroit, Michigan 48226
SELLER AUTHORIZATIONS
Any of the persons whose names and titles appear below are authorized, acting singly, to act for One Reverse under this Agreement:

ONE REVERSE AUTHORIZED REPRESENTATIVES

Name	Title	Signature
Jay Farner	Manager, Chairman
Tim Birkmeier	Manager	DocuSigned by: /s/ Tim Birkmeier 1FC6D83004DC4B1
Jeffrey Kvalevog	President

Annex A-4
LEGAL02/38744726v11

ANNEX B

SCHEDULE 3
LITIGATION OF SELLERS
[See attached]
Annex B
LEGAL02/38744726v11

I.    Ordinary Course of Business Litigation

As a residential mortgage lender originating, closing and servicing loans in all 50 states, Quicken Loans, LLC may, at any point in time, be named as a party to dozens of legal proceedings which arise in the ordinary course of business, such as actions alleging improper lending practices, improper servicing, quiet title actions, improper foreclosure practices, violations of consumer protection laws, etc. In many of these actions, Quicken Loans may not be the real party of interest, but it may appear in the pleadings because it is in the chain of title to property over which there may be a dispute. In other cases, such as lien avoidance cases brought in bankruptcy, Quicken Loans is insured by title insurance and the case is turned over to the title insurer who tenders our defense.
As to other matters that arise in the ordinary course, management does not believe that the amount of liability, if any, for any of the pending matters individually or in the aggregate will materially affect Quicken Loans’ consolidated financial position. However, litigation can have a significant effect on Quicken Loans for other reasons such as defense costs, diversion of management focus and resources, and other factors. To the best of Quicken Loans’ information and belief, there are no outstanding judgments, liens or orders that have not been satisfied.

II.    Non-Ordinary Course of Business Litigation

Case Title	Court	Case Number	Nature of Action	Description of Claims	Date Served
Phillip Alig, et al. v. Quicken Loans Inc., et al.	US Court of Appeals for the Fourth Circuit	11-c-428	Lender Liability	Class action lawsuit alleging violation of state consumer protection statutes for including homeowner’s estimated home values on appraisal order forms.	6/25/2012
Erik Mattson v. Quicken Loans Inc., et al.	US District Court for the District of Oregon	3:17-cv-01840	Consumer Protection
Putative class action alleges violations of the Telephone Consumer Protection Act by claiming, among other things, that: (a) QL called him, without express consent, even though his number was on the national DNC list; and (b) QL called him without having the proper procedures in place for maintaining an internal do not call list.
11/29/2017
Schedule 3

HouseCanary, Inc. v. Quicken Loans Inc., One Reverse Mortgage, LLC, and In-House Realty LLC	US District Court for the Western District of Texas – San Antonio Division	5:18-cv-00519	Intellectual Property	Lawsuit alleging that Quicken Loans (and the other defendants) misappropriated HouseCanary’s trade secret information and used the purported trade secrets to their advantage.	3/21/2018
Amanda Hill and Gayle Hyde v. Quicken Loans Inc.	US District Court for the Central District of California	5:19-cv-00163	Consumer Protection
Putative class action that alleges Quicken Loans violated the Telephone Consumer Protection Act by: (a) texting Plaintiff (and a class of others), without consent, through the use of an automatic telephone dialing system; and
(b) texting Plaintiff (and a class of others) after the individual revoked consent.
1/28/2019
William Gray v. Quicken Loans Inc.	California Court of Appeals – 2nd District	56-2019-00528118- CU-OR-VTA	California Civil Code & Business and Professions Code
Putative statewide class action that alleges Quicken Loans violated California law by failing to pay interest on insurance proceeds that were placed into an escrow account.

* This case was dismissed (in QL’s favor) and is now on appeal.
6/11/2019
Christian Lopez and Stephen Lawlor v. Quicken Loans Inc.	US District Court for the Eastern District of Michigan	2:19-cv-13340	Consumer Protection
Putative class action that alleges Quicken Loans violated the Telephone Consumer Protection Act by calling Plaintiff (and a class of others), on their cell phones, without consent, through the use of an automatic telephone dialing system.
11/15/2019
Schedule 3

Richard Winters v. Quicken Loans Inc.	US District Court for the District of Arizona	2:20-cv-00112	Consumer Protection
Putative class action that alleges Quicken Loans violated the Telephone Consumer Protection Act by calling Plaintiff (and a class of others), without consent or after revoking consent, through the use of an automatic telephone dialing system or an artificial or prerecorded voice.
1/23/2020
Uzezi Ajomale v. Quicken Loans, Inc. and Corelogic Credco, LLC	US District Court for the Southern District of Alabama – Southern Division	17-539	Fair Credit Reporting Act	Putative class action alleging Quicken Loans failed to provide plaintiff (and a class of others) with a credit score disclosure notice as required by the Fair Credit Reporting Act. *Case dismissed.	12/15/2017

III.    Regulatory and Administrative Matters

As a non-depository mortgage company, Quicken Loans is regulated by and subject to various state agencies that oversee and regulate mortgage lending and the activities of bank and/or non-bank financial institutions. These state agencies are generally authorized to: issue licenses or registrations where state law requires; conduct periodic on-site or remote audits or examinations of the regulated institution’s books, files and practices; investigate consumer complaints; issue findings of audit or compliance variances that may require refunds to borrowers for charges beyond those permitted under the state’s laws or regulations; assess fines or penalties if administrative rules are not adhered to, and/or require other corrective actions to be taken.
These agencies also have the authority to seek revocation of an institution’s or individual’s license or registration to operate as a mortgage lender or loan originator in the state. In the ordinary course of business and in any given year, Quicken Loans participates in and responds to numerous regular periodic state examinations. If the state agency issues a finding, Quicken Loans may dispute that finding or attempt to reconcile any differences of opinion. In other instances, Quicken Loans may undertake corrective action before being required to do so by the state regulator. In some states, the state’s attorney general may also investigate consumer complaints regarding mortgage lending and issue subpoenas, commence informal inquiries or formal investigations. As a licensed mortgage company Quicken Loans is, in the ordinary course of business, subject to such inquiries and
Schedule 3

investigations. Although Quicken Loans may currently be subject to various state examinations and consumer complaint inquiries, management does not believe the outcomes of these examinations or inquiries, individually or in the aggregate, will materially affect Quicken Loans’ consolidated financial position or operations.

Dated: August 19, 2020
35700526.1

Schedule 3

ANNEX C
EXECUTIVE MAANGEMENT & OFFICES

QUICKEN LOANS, LLC

BOARD OF MANAGERS

Daniel Gilbert
Jay Farner
Matthew Rizik

OFFICERS

Jay Farner,                                Chief Executive Officer
Robert Walters                                    President
Rob Wilson                                        Treasurer
Amy Bishop                         EVP, General Counsel and Secretary
Tim Birkmeier        Chief Revenue Officer and Vice President of Mortgage Banking

                CHIEF EXECUTIVE OFFICES

Quicken Loans Inc.
1050 Woodward Avenue
Detroit, Michigan 48226-1906

ONE REVERSE MORTGAGE, LLC

                    MANAGERS

William Emerson

                    OFFICERS

Jay Farner                                        Chairman

CHIEF EXECUTIVE OFFICES

One Reverse Mortgage, LLC
660 Woodward Avenue, 5th Floor
Detroit, Michigan 48226
Annex C
LEGAL02/38744726v11